UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2025
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Joby Aviation, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware			001-39524	98-1548118
(State or Other Jurisdiction of Incorporation)			(Commission File Number)	(IRS Employer Identification No.)

333 ENCINAL STREET

SANTA CRUZ	,	California		95060
(Address of Principal Executive Offices)				(Zip Code)
Registrant’s Telephone Number, Including Area Code: 831 201-6700
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	JOBY	New York Stock Exchange
Warrants to purchase common stock	JOBY WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2025, Joby Aviation, Inc. (the “Company”) the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware to address the matters approved by the Company’s stockholders in Proposals 4 and 5 (as described in Item 5.07 below). That description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference. These modifications were approved by the Company’s Board of Directors (the “Board”) in December 2024 and by the Company’s stockholders at the Annual Meeting (as defined below).

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2025, the Company held an Annual Meeting of Stockholders (the “Annual Meeting”) at which stockholders holding and entitled to vote 646,741,190 shares of the Company’s Common Stock, or approximately 82% of the total outstanding shares of the Company’s Common Stock as of the record date for the Annual Meeting were present in person or by proxy. At the Annual Meeting, the stockholders voted on the following proposals, each of which is described in detail in the Company’s 2025 Proxy Statement. The final voting results are reported below.

Proposal 1: To elect three Class I directors to serve until the 2028 Annual Meeting of Stockholders.

Director	For	Withheld	Broker Non-Votes
Michael Huerta	534,648,794	3,441,003	108,651,393
Tetsuo Ogawa	477,752,573	60,337,224	108,651,393
Dipender Saluja	502,830,230	35,259,567	108,651,393

Proposal 2: To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

For	Against	Abstain
642,798,134	1,965,736	1,977,320

Proposal 3: To approve, in a non-binding advisory vote, the compensation of the Company’s named executive officers (the “Say on Pay Vote”).

For	Against	Abstain	Broker Non-Votes
521,708,946	11,357,172	5,023,679	108,651,393

Proposal 4: To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 1,400,000,000 to 2,800,000,000.

For	Against	Abstain	Broker Non-Votes
626,802,406	17,798,391	2,140,393	—

Proposal 5: To approve an amendment to the Company’s Certificate of Incorporation to revise certain provisions related to the ownership of U.S. air carriers.

For	Against	Abstain	Broker Non-Votes
534,336,452	2,338,769	1,414,576	108,651,393

Proposal 6: To approve an amendment to the Company’s Certificate of Incorporation to limit the liability of certain of the Company’s officers, as permitted by Delaware law.

For	Against	Abstain	Broker Non-Votes
525,909,617	10,675,235	1,504,945	108,651,393

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Joby Aviation, Inc.

Date:	June 12, 2025	By:	/s/ Kate DeHoff
		Name:	Kate DeHoff
		Title:	General Counsel and Corporate Secretary